NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2025 Fund	Nationwide Destination 2050 Fund
Nationwide Destination 2030 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2035 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2040 Fund	Nationwide Destination 2065 Fund
Nationwide Destination 2045 Fund	Nationwide Destination Retirement Fund

Supplement dated July 26, 2023
to the Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following supplements the “U.S. Stocks” section of the Appendix B on page 107 of the Prospectus:

NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO seeks to outperform the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. The Fund invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities. The Fund consists of two portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE